Exhibit 10.29

FIRST AMENDMENT

This first amendment (the “Amendment”) to the Financing Documents (as defined below) is entered into as of April 20, 2026 (the “Effective Date”), by and between Urban-gro, Inc., a Delaware corporation (the “Company”), and Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”, and collectively with the Company, the “Parties”).

WHEREAS the Parties have entered into an equity purchase agreement (the “EPA”) and a registration rights agreement (the “RRA”, and collectively with the EPA and all ancillary documentation thereto, the “Financing Documents”), on or around February 4, 2026; and

WHEREAS, the Parties now desire to amend the Financing Documents;

NOW, THEREFORE, the Parties hereto agree as follows:

1.	Amendment. All references in the Financing Documents to “Twenty-Five Million Dollars” in the Financing Documents shall be amended to “Fifty-Four Million Dollars”. All references in the Financing Documents to “$25,000,000.00” in the Financing Documents shall be amended to “$54,000,000.00”.

2.	Effect of Amendment; Full Force and Effect. This Amendment shall form a part of the Financing Documents for all purposes, and each Party shall be bound hereby and this Amendment and the Financing Documents shall be read and interpreted as one combined instrument. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the Financing Documents shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties. Section 10.1 of the EPA shall apply to this Amendment.

3.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

THE COMPANY:

URBAN-GRO, INC.

By:	/s/ Bradley Nattrass
Name:	Bradley Nattrass
Title:	Chief Executive Officer

INVESTOR:

HUDSON GLOBAL VENTURES, LLC

By:	/s/ Seth Ahdoot
Name:	Seth Ahdoot
Title:	Member